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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our reports dated March 31, 2000,
in the Registration Statement (Form SB-2 No.    -     ) and related Prospectus
of Ucellit.com Inc. for the registration of shares of its common stock.

                                          /s/ Elliott Tulk Pryce Anderson

                                          CHARTERED ACCOUNTANTS

Vancouver, Canada
March 31, 2000